SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 January 6, 2005
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)



     DELAWARE                         0-21527                06-1276882
-------------------------      --------------------     -------------------
(State of Incorporation)      (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                         ------------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                              VERTRUE INCORPORATED


Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 6, 2005, Vertrue Incorporated (the "Company") completed the previously announced acquisition of certain of the assets of My Choice Medical Holdings, Inc. ("MCM"), a privately held advertising and practice management company serving cosmetic surgeons throughout the United States. MCM will operate as a wholly-owned subsidiary of the Company. The Company agreed to pay $33 million in cash at closing. In addition, contingent payments may be paid if certain performance targets, including increasing levels of revenue and earnings, are achieved over the next three calendar years. The contingent payments will not exceed $56 million. The purchase price is subject to certain adjustments and excludes fees and expenses. A copy of the press release announcing the completion of the acquisition is attached as exhibit 99.1.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:

     99.1    Press release dated January 7, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              VERTRUE INCORPORATED
                              (Registrant)


Date:  January 7, 2005
                             By:       /s/    Gary A. Johnson
                                       --------------------------------
                                       NAME:  Gary A. Johnson
                                       TITLE: President and Chief
                                              Executive Officer

                                INDEX TO EXHIBITS


No.      Description
----     -----------
99.1     Press release dated January 7, 2005.